Exhibit 3.271
OFFICE OF THE
PUBLIC REGULATION COMMISSION
CERTIFICATE OF COMPARISON
OF
PHC-LOS ALAMOS, INC.
2230274
     The Public Regulation Commission certifies that the attached is a true and complete copy of the ***13**** page document(s) on file in this office.
     This Certification is in accordance with Section 53-18-4 NMSA 1978.
Dated: MARCH 23, 2011

In testimony whereof, the Public Regulation Commission of the state of New Mexico has caused this certificate to be signed by its chairman and the seal of said Commission to be affixed in the City of Santa Fe.

/s/ Patrick H. Lyons

Chairman

/s/ Annette Prada

Bureau Chief

OFFICE OF THE
PUBLIC REGULATION COMMISSION.
CERTIFICATE OF INCORPORATION
OF
PHC-LOS ALAMOS, INC.
2230274
The Public Regulation Commission certifies that the Articles of Incorporation, duly signed and verified pursuant to the provisions of the
BUSINESS CORPORATION ACT
(53-11-1 to 53-18-12 NMSA 1978)
have been received by it & are found to conform to law.
     Accordingly, by virtue of the authority vested in it by law, the Public Regulation Commission issues this Certificate of Incorporation & attaches hereto, a duplicate of the Articles of Incorporation.
Dated: FEBRUARY 19, 2002

In testimony whereof, the Public Regulation Commission of the State of New Mexico has caused this certificate to be signed by its Chairman and the seal of said Commission to affixed at the City of Santa Fe.

/s/ [ILLEGIBLE]

Chairman

/s/ Annette Prada

Bureau Chief

2230274	ARTICLES OF INCORPORATION OF PHC-LOS ALAMOS, INC.
     The undersigned acting as incorporator to form a corporation pursuant to the New Mexico Business Corporation Act (the “Act”), adopts the following Articles of Incorporation for such corporation:
     1. The name of the corporation is PHC-Los Alamos, Inc. (the “Corporation”).
     2. The purpose of the Corporation is (i) to own and/or operate hospital and provide related healthcare services and (ii) to engage in any lawful business for which a corporation may be organized under the Act.
     3. The number of shares the Corporation is authorized to issue is One Thousand (1,000), all of which are a par value of $.01 dollars each and are of the same class and are to be Common shares.
     4. The name of the corporation’s initial registered agent and the street address of the registered office is National Registered Agents, Inc., 433 Paseo De Peralta, Santa Fe, New Mexico 87501.
     5. The number constituting the initial board of directors is two and the names and addresses of the individuals who have consented to serve as the initial directors until their successors are elected and qualify are:

Martin S. Rash	105 Westwood Place, Suite 400
Brentwood, Tennessee 37027

Howard T. Wall	105 Westwood Place, Suite 400
Brentwood, Tennessee 37027.
     6. (a) A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, unless (i) the director has breached or failed to perform the duties of the director’s office in compliance with Section 53-11-35(B) of the Act and (2) the breach or failure to perform constitutes negligence, willful misconduct or recklessness in the case of a director who has either an ownership interest in the corporation or receives in his capacity as a director or as an employee of the corporation compensation of more than two thousand dollars ($2,000.00) from the corporation in any calendar year
          (b) If the Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a

          (b) If the Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Act, as so amended. Any repeal or modification of the foregoing by the shareholders shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
     7. (a) The Corporation shall indemnify, and upon request shall advance expenses to, in the manner and to the full extent permitted by law, any officer or director (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee or employee of another corporation, partnership, joint venture, trust or other enterprise (an “indemnitee”). The Corporation may, to the full extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against him or her. To the full extent permitted by law, the indemnification and advances provided for herein shall include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement to the full extent permitted by law, both as to action in his official capacity and as to action in another capacity while holding such office.
     8. The name and address of the incorporator is:

Name	Address
Howard T. Wall	105 Westwood Place, Suite 400
Brentwood, TN 37027.

/s/ Howard T. Wall
Howard T. Wall, Incorporator
Dated: February 8, 2002

STATEMENT OF ACCEPTANCE OF APPOINTMENT
BY DESIGNATED INITIAL REGISTERED AGENT
To the State Corporation Commission
State of New Mexico

STATE OF Georgia	)
	)	SS.:
COUNTY OF Gwinnett	)
     On this 6th. day of February, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Eileen Chaddock, who is to me known to be the Special Assistant Secretary of National Registered Agents, Inc., and who, being by me duly sworn, acknowledged to me that the said National Registered Agents, Inc. does hereby accept its appointment as the initial registered agent of PHC-Los Alamos, Inc., the corporation which is named in the annexed Articles of Incorporation, and which is applying for a Certificate of Incorporation pursuant to the provisions of the New Mexico Business Corporation Act.

National Registered Agents, Inc.

/s/ Eileen Chaddock

Eileen Chaddock, Special Asst. Secy.

/s/ Stephanie Thomas
Notary Public

My commission expires:

(Notarial Seal)
New Mexico Articles of Incorporation 7/01-4

OFFICE OF THE
PUBLIC REGULATION COMMISSION
CERTIFICATE OF AMENDMENT
OF
PHC-LOS ALAMOS, INC.
3238086
     The Public Regulation Commission certifies that duplicate originals of the Articles of Amendment attached hereto, duly signed and verified pursuant to the provisions of the
BUSINESS CORPORATION ACT
(53-11-1 to 53-18-12 NMSA 1978)
have been received by it and are found to conform to law.
     Accordingly, by virtue of the authority vested in it by law, the Public Regulation Commission issues this Certificate of Amendment and attaches hereto a duplicate original of the Articles of Amendment.
Dated: MARCH 21, 2002

In testimony whereof, the Public Regulation Commission of the State of New Mexico has caused this certificate to be signed by its Chairman and the seal of said Commission to affixed at the City of Santa Fe.

/s/ [ILLEGIBLE]

Chairman

/s/ Annette Prada

Bureau Chief

TYPE OR PRINT LEGIBLY FILE DUPLICATE ORIGINALS FILING FEE: $100.00

ARTICLES OF AMENDMENT
3238086	TO THE
ARTICLES OF INCORPORATION
Pursuant to the provisions of Section 53-13-4, NMSA 1978, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:
ARTICLE ONE: (Note 1) The Corporate name and NMSCC# of the corporation are: PHC-Los Alamos, Inc., 2230274
ARTICLE TWO: (Note 2) The following amendment to the Articles of Incorporation was adopted by the Shareholder of the corporation on March 19, 2002 in the manner prescribed by the New Mexico Business Corporation Act:
(Insert amendment or attach exhibit, if needed — Indication should be given to reflect which article(s) number has been amended.)
     The Articles of Incorporation are hereby amended by deleting the following language in 6.(b) of page 1, “If the Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a”.
ARTICLE THREE: (Note 3) The number of shares of the corporation outstanding at the time of such adoption was 1,000 and the number of shares entitled to vote thereon was 1,000.
ARTICLE FOUR: (Note 4) The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

CLASS	NUMBER OF SHARES
Common	1,000
ARTICLE FIVE: (Note 3) The number of shares voting for such amendment was 1,000 and the number of shares voting against such amendment was 0.

ARTICLE SIX: (Note 3) The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

	NUMBER OF SHARES
CLASS	FOR	AGAINST
Common	1,000	0
ARTICLE SEVEN: (Note 4) The manner, it not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be affected, is as follows:
INAPPLICABLE
DATED: March 19, 2002.

PHC-Los Alamos, Inc.

(Note 1) CORPORATE NAME

By:	/s/ Martin S. Rash

(Note 5) Its President

AND	/s/ Howard T. Wall

(Note 5) Its Secretary
Under penalty of perjury, the undersigned declares that the foregoing document executed by the corporation and that the statements contained therein are true and correct to the best of my knowledge.

/s/ Howard T. Wall

(Note 5) (One of the above officers signs)

DOMESTIC PROFIT CORPORATION

RETURN TO:
NM PUBLIC REGULATION COMMISSION	BIENNIAL REPORT ___For taxable year ending 12/31/2006
CORPORATIONS BUREAU	OR
P.O. BOX 1269	SUPPLEMENTAL REPORT ___(if any information changes)
SANTA FE NM 87504-1269
Please see instructions on back of page.

1	EXACT CORPORATE	Name	PHC-LOS ALAMOS, Inc.
	NAME AND U.S.	Address	103 POWELL COURT, Suite 200
	MAILING ADDRESS	City. State, Zip	BRENTWOOD, TN 37027

2	NMPRC Certificate of Incorporation No.	3	Principal Place of Business in New Mexico
	2230274		Street	3917 WEST ROAD
			City, Zip	LOS ALAMOS, NM 87544

4	REGISTERED AGENT AND OFFICE LOCATION WITHIN NEW MEXICO FOR SERVICE OF PROCESS
(Filing corporation cannot be its own agent)
	Name	CT Corporation System
	Street Address	123 East Marcy
	City, Zip	Santa Fe, New Mexico 87501

5	TAX ID NUMBER	6	NEXT ANNUAL MEETING
	03-0390794		MAY, 2007

7	DIRECTORS AND OFFICERS List the names and addresses of ALL the directors and officers and identify every title each director holds. A New Mexico corporation shall consist of 1 or more directors.
(optional)
	Office/Title	Name	Address	Additional Titles	Term Expires
	Director	See Attachment
Director
Director
President
Vice President
Secretary
Treasurer

8	SIGNATURE Under penalties of perjury, I declare and affirm that I have examined this report, including the accompanying schedules and statements, and that all statements contained therein are true and correct.
	Date	Printed Name	Signature	Title
	03.27.07	Mary Kim E. Shipp	/s/ Mary Kim E. Shipp	Secretary

9	PAYMENT OF FILING FEE AND LATE FILING PENALTY			NMPRC USE ONLY
	a	Report filing fee	$25.00	00186636	4-3-07
		Late filing penalty ($200.00) except supplemental IRS or PRC extension, if any, must be submitted with this report	200.00
				Amount Remitted	Postmark Date
	c	TOTAL AMOUNT DUE with corporate report (lines a + b)	$225.00	225.00	4-9-07
		PLEASE DO NOT SUBMIT CASH FOR PAYMENT

PHC-Los Alamos, Inc.
103 Powell Court, Suite 200
Brentwood, Tennessee 37027
(615) 372-8500
FEIN: 03-0390794
Sole Shareholder: Province Healthcare Company
Officers:
Michael A. Wiechart, President
Michael J. Culotta, Chief Financial Officer
William M. Gracey, Chief Operations Officer
Paul D. Gilbert, Senior Vice President
William E. Hoffman, Jr., Senior Vice President
R. Scott Raplee, Senior Vice President
Gary D. Willis, Senior Vice President
Jonathan C. Wall, Vice President
W. Vail Willis, Vice President
Christopher J. Monte, Vice President
Mary Kim E. Shipp, Secretary
Directors:
William F. Carpenter III
Michael J. Culotta
Address for all named Officers and Directors:
103 Powell Court, Suite 200
Brentwood, TN 37027
Term Expires:
Officers and directors are elected to serve until a successor is elected.

RETURN TO:	STATE PUBLIC REGULATION COMMISSION CORPORATION BUREAU P.O. BOX 1269, SANTA FE, NEW MEXICO 87504-1269

INSTRUCTIONS ON BACK PAGE PLEASE TYPE OR PRINT LEGIBLY
BIENNIAL PROFIT CORPORATE REPORT
TO THE STATE PUBLIC REGULATION COMMISSION OF NEW MEXICO

                                           TAXABLE YEAR CLOSING DATE

                                           Due on or before the fifteenth day of the third month
following the end of its taxable year. 12/31/08

1.	MAIL TO: EXACT CORPORATE NAME AND U.S. MAILING ADDRESS	PHC-LOS ALAMOS, INC. 103 POWELL COURT STE 200 BRENTWOOD TN 37027

Please use this computer pre-addressed form when filing to avoid a delay in processing. If unable to use a pre-addressed form, print NMPRC Certificate of Incorporation/Authority Number, New Mexico Taxation and Revenue ID Number, Corporate Name and Mailing Address and Zip Code in the spaces provided. If pre-printed information is not correct, print the corrected information.
DPR

2. PRINCIPAL PLACE OF BUSINESSES IN NEW MEXICO	3. PRINCIPAL OFFICE OUTSIDE NEW MEXICO (If different from registered office in state of Incorporation)	4. NMSPRC Certificate of Incorporation/Authority Number
STREET 3917 WEST RD CITY, STATE, ZIP LOS ALAMOS NM 87544	STREET 103 POWER C+ #200 CITY, STATE, ZIP Brentwood, TN 37027	2230274 Refer to above number in all correspondence 5. NM Taxation & Revenue ID No.

6.	FOREIGN CORPORATION — REGISTERED OFFICE IN STATE OF INCORPORATION	7.	STATE OR COUNTRY OF INCORPORATION
STREET
CITY, STATE, ZIP

8.	REGISTERED AGENT AND OFFICE LOCATED WITHIN NEW MEXICO FOR SERVICE OF PROCESS (Filing corporation cannot be its own agent)

NAME CT CORPORATION SYSTEM

STREET 123 E MARCY ST
(Post Office Box unacceptable unless geographical location is given

CITY, ZIP SANTA FE NM 87501

9.	The names and address of ALL the directors and officers (identify each elected director from an officer’s position, and a New Mexico Corporation shall have not less than one director. Refer to instruction No. 9) of the Corporation and when the term of office of each expires:

OFFICE/TITLE	NAME AND ADDRESS	DATE WHEN TERM EXPIRES
* see attachment *
”
Director	”
(Attach Schedule if needed)

The character of its business in New Mexico, briefly stated, is healthcare

The date for the next annual meeting of the stockholders for the election of director is 6.1.09

10.	Under penalties of perjury, I declare and affirm that I have examined this report, including the accompanying schedules and statements contained therein are true and correct.

/s/ Marry Kim E. Shipp	Secretary	2/17/09
Signature of Officer or Authorized Agent	Title	Date

11.	PAYMENT OF FILING FEE AND LATE FILING PENALTY:	NMSPRC Office Use Only

	(a) Filing fee due on Corporate Report..... (a) $25.00	CK#970406	02-18-09
(b) $200.00 Late Filing Fee Penalty..... (b)
	IRS or PRC Valid extension, if any must be submitted with report at time of submission.)	Amount Remitted	Postmark Date FEDEX
	(c) Total Amount due with Corporate Report (lines a+b) ...(c) $25.00	$2500	02-20-09
	PLEASE DO NOT SUBMIT CASH FOR PAYMENT		RD

PHC-Los Alamos, Inc.
FEIN: 03-0390794
Sole Shareholder: Province Healthcare Company
Directors:
R. Scott Raplee
Michael A. Wiechart
Officers:
Donald J. Bivacca, President
Gerald Christine, Chief Financial Officer
Michael A. Wiechart, Group President
Jonathan C. Wall, Group CFO
Michael S. Coggin, Senior Vice President
William E. Hoffman, Jr., Senior Vice President
Christopher J. Monte, Vice President
Mary Kim E. Shipp, Secretary
Address for all named Officers and Directors:
103 Powell Court
Suite 200
Brentwood, TN 37027
615-372-8500 phone
Term Expires:
Officers and directors are elected to serve until a successor is elected.

RETURN TO:	STATE PUBLIC REGULATION COMMISSION CORPORATION BUREAU P.O. BOX 1269, SANTA FE, NEW MEXICO 87504-1269

INSTRUCTIONS ON BACK PAGE PLEASE TYPE OR PRINT LEGIBLY
BIENNIAL PROFIT CORPORATE REPORT
TO THE STATE PUBLIC REGULATION COMMISSION OF NEW MEXICO

TAXABLE YEAR CLOSING DATE

Due on or before the fifteenth day of the third month following the end of its taxable year. 12/31/10

1.	MAIL TO: EXACT CORPORATE NAME AND U.S. MAILING ADDRESS	PHC-LOS ALAMOS, INC. 103 POWELL COURT STE 200 BRENTWOOD TN 37027

Please use this computer pre-addressed form when filing to avoid a delay in processing. If unable to use a pre-addressed form, print NMPRC Certificate of Incorporation/Authority Number, New Mexico Taxation and Revenue ID Number, Corporate Name and Mailing Address and Zip Code in the spaces provided. If pre-printed information is not correct, print the corrected information.
DPR

2. PRINCIPAL PLACE OF BUSINESSES IN NEW MEXICO	3. PRINCIPAL OFFICE OUTSIDE NEW MEXICO (If different from registered office in state of Incorporation)	4. NMSPRC Certificate of Incorporation/Authority Number
STREET 3917 WEST RD CITY, STATE, ZIP LOS ALAMOS NM 87544	STREET 103 POWELL COURT STE 200 CITY, STATE, ZIP BRENTWOOD, TN 37027	2230274 Refer to above number in all correspondence 5. NM Taxation & Revenue ID No.

6.	FOREIGN CORPORATION — REGISTERED OFFICE IN STATE OF INCORPORATION	7. STATE OR COUNTRY OF INCORPORATION
STREET
	CITY, STATE, ZIP	NM

8.	REGISTERED AGENT AND OFFICE LOCATED WITHIN NEW MEXICO FOR SERVICE OF PROCESS (Filing corporation cannot be its own agent)
NAME CT CORPORATION SYSTEM

STREET 123 E MARCY ST
(Post Office Box unacceptable unless geographical location is given

CITY, ZIP SANTA FE NM 87501

9.	The names and address of ALL the directors and officers (identify each elected director from an officer’s position, and a New Mexico Corporation shall have not less than one director. Refer to instruction No.9) of the Corporation and when the term of office of each expires:

OFFICE/TITLE	NAME AND ADDRESS	DATE WHEN TERM EXPIRES
*see attachment*

Director
(Attach Schedule If needed)

The character of its business in New Mexico, briefly stated, is healthcare

The date for the next annual meeting of the stockholders for the election of director is June 1, 2011

10.	Under penalties of perjury, I declare and affirm that I have examined this report, including the accompanying schedules and statements contained therein are true and correct.

/s/ Christopher J. Monte	Vice President	1/13/2011
Signature of Officer or Authorized Agent	Title	Date

11.	PAYMENT OF FILING FEE AND LATE FILING PENALTY:	NMSPRC Office Use Only
(a) Filing fee due on Corporate Report... (a) $25.00
	(b) $200.00 Late Filing Fee Penalty... (b)	CK#1778446	01-18-11
IRS or PRC Valid extension, if any must be submitted with report at time of submission.)
	(c) Total Amount due with Corporate Report (lines a+b) ...(c) $25.00	Amount Remitted	Postmark Date
	PLEASE DO NOT SUBMIT CASH FOR PAYMENT	$25.00	01-26-11

PHC-Los Alamos, Inc.
FEIN: 03-0390794
Sole Shareholder: Province Healthcare Company
Directors:
R. Scott Raplee
Donald J. Bivacca
Officers:
Donald J. Bivacca, President
John Kerndl, Chief Financial Officer
R. Scott Raplee, Operations President
Michael S. Coggin, Senior Vice President, Treasurer and Secretary
Mark B. Poppell, Vice President
Christopher J. Monte, Vice President
Address for Above named Officers and Directors:
103 Powell Court
Brentwood, TN 37027
615-372-8500
Term Expires:
Officers and directors are elected to serve until a successor is elected.